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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 6, 2021
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 7.01.	Regulation FD Disclosure.
The following information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
In connection with a proposed unsecured financing, Realogy Holdings Corp. (“Realogy” or the “Company”) anticipates disclosing to prospective investors certain information that has not been previously publicly reported, excerpts of which are furnished below.
Homesale transaction volume for October and November 2020; Preliminary homesale transaction volume for December 2020, the fourth quarter and full year 2020
The information presented below for open and closed homesale transaction volume for October and November 2020 is final. The information presented for open and closed homesale transaction volume for December 2020 and closed homesale transaction volume for the fourth quarter of 2020 and full year 2020 is preliminary and is based on the Company’s estimates using currently available information. As a result, the December 2020, fourth quarter of 2020 and full year 2020 information is subject to revision and such revisions may be material.
Closed transaction volume represents closed homesale sides (with each homesale transaction having a “buy” and “sell” side) times average homesale price. Open transaction volume represents new contracts to buy or sell a home times average sale price.
The closed homesale transaction volume data presented for October 2020, November 2020, December 2020, the fourth quarter of 2020 and full year 2020 is compared to the same period in the prior fiscal year. Year-over-year comparisons of monthly closed transaction volume often are affected by differences in the number of business days in a particular month. November 2020 had the same number of business days as November 2019, while October 2020 had one fewer business day than October 2019, and December 2020 had one more business day than December 2019. We have not adjusted the closed homesale transaction volume data presented herein to reflect an equal number of business days.
The open homesale transaction volume data presented for October 2020, November 2020 and December 2020 is also compared to the same period in the prior fiscal year. In contrast to the closed homesale volume data, the open transaction volume data presented has been adjusted so that each month has the same number of business days as the comparable month in the prior fiscal year. For open transaction volume, we believe a same business day comparison is more representative as a forward-looking indicator.

	Closed Transaction Volume	Open Transaction Volume(1)
Realogy Franchise and Brokerage Group Combined	(unaudited)

Full Year 2020 vs. Full Year 2019 (preliminary) ....................	13%
Fourth Quarter 2020 vs. Fourth Quarter 2019 (preliminary)..........	44%
December 2020 vs. December 2019 (preliminary) .................	47%	49%
November 2020 vs. November 2019 ......................................	45%	43%
October 2020 vs. October 2019 ..............................................	40%	51%

Realogy Franchise Group(2)

Full Year 2020 vs. Full Year 2019 (preliminary) ....................	16%
Fourth Quarter 2020 vs. Fourth Quarter 2019 (preliminary).......	46%
December 2020 vs. December 2019 (preliminary) .................	50%	57%
November 2020 vs. November 2019........................................	46%	47%
October 2020 vs. October 2019.............................................	41%	55%

Realogy Brokerage Group

Full Year 2020 vs. Full Year 2019 (preliminary) ....................	8%
Fourth Quarter 2020 vs. Fourth Quarter 2019 (preliminary) ........	41%
December 2020 vs. December 2019 (preliminary) .................	41%	40%
November 2020 vs. November 2019......................................	43%	38%
October 2020 vs. October 2019 ...........................................	38%	45%

(1)    The time to close a homesale transaction can vary widely, from days to months, but under normal market conditions, we estimate based on our data that once a contract is signed (and becomes an open transaction), it takes an average of 45 to 55 days to close (and become a closed transaction), excluding contracts that terminate prior to closing.
(2)    Includes all franchisees except for Realogy Brokerage Group.
Cartus Relocation Services update
Management determined that as of September 30, 2020, the held for sale and discontinued operations accounting treatment continued to be appropriate for Cartus Corporation (“Cartus”) and its subsidiaries other than Realogy Leads Group (“Cartus Relocation Services”) under GAAP.
However, during the fourth quarter of 2020, management determined that the held for sale and discontinued operations criteria in ASC 360 and ASC 205 were no longer met. As a result, the Cartus Relocation Services business, previously presented as held for sale and discontinued operations, will be reclassified to continuing operations commencing with the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.
The Company recorded $133 million of pre-tax reserves during the nine months ended September 30, 2020 (while Cartus Relocation Services was held for sale) to reduce the net assets to the estimated proceeds. These reserves will be included in the impairment line in the consolidated statement of operations in connection with the reclassification of Cartus Relocation Services as continuing operations as of December 31, 2020. In addition, the Company is in the process of conducting an impairment analysis of the assets of Cartus Relocation Services and currently expects to incur an additional non-cash impairment charge in the fourth quarter of 2020 in the range of $55 million to $65 million, although there can be no assurance that any non-cash impairment charge will fall within this estimated range. While homesale transaction volume growth and a low interest rate environment favorably impacted the Company’s consolidated financial results in the third quarter of 2020, the COVID-19 crisis, as well as recent U.S. immigration and visa restrictions, have adversely impacted the financial results of

Cartus Relocation Services. These trends are expected to continue to put pressure on the financial results of Cartus Relocation Services.
Amendments to Senior Secured Credit Facilities
Following the proposed unsecured financing, the Company intends to enter into one or more amendments (the “Credit Agreement Amendments”) to each of its (i) Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan B/RC Agreement”), among Realogy Intermediate, Realogy Group, the lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent, which governs our term loan B credit facility and our revolving credit facility, and (ii) the Term Loan Agreement, dated as of October 23, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan A Agreement” and, together with the Term Loan B/RC Agreement, collectively, the “Senior Secured Credit Agreements”; the Senior Secured Credit Agreements, as amended by the Credit Agreement Amendments (upon effectiveness thereof), the “Amended Senior Secured Credit Agreements”), among Realogy Intermediate, Realogy Group, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, which governs our term loan A credit facility. The Credit Agreement Amendments will provide for, among other things, (a) the extension of the maturity of the term of all or a portion of the remaining balance of the term loan A facility from 2023 to 2025, (b) the extension of the maturity of all or a portion of the revolving credit facility from 2023 to 2025 and (c) certain other modifications to each of the Senior Secured Credit Agreements, including amendments to the applicable financial covenants contained in the Senior Secured Credit Agreements to reduce the senior secured leverage ratio required pursuant to the ninth amendment to the Term Loan B/RC Agreement and the third amendment to the Term Loan A Agreement. There can be no assurance that the Company will be able to obtain the requisite lender consent for certain or all of the Credit Agreement Amendments on a timely basis, on the anticipated terms, or at all. The Credit Agreement Amendments are not conditioned on the proposed unsecured financing, and the proposed unsecured financing is not conditioned on the consummation of the Credit Agreement Amendments.
Litigation update
Industry litigation in which the Company is not a named party. Although the Company was not a party to or a participant in the investigation, subsequent lawsuit, or settlement, following an investigation by the Department of Justice (“DOJ”) into certain policies and rules of the National Association of Realtors (“NAR”) and multiple listing services (“MLS”), in November 2020, the DOJ filed a civil lawsuit against NAR alleging that NAR established and enforced illegal restraints on the ways agents compete (the “NAR/DOJ Litigation”). Pursuant to a simultaneously filed settlement, NAR was required to repeal and modify its rules to provide greater transparency to home buyers about the commissions of brokers representing home buyers (buyer brokers), eliminate rules that prohibit filtering listings of multiple listing services based on the level of buyer broker commissions, and change its rules and policy which limit access to lockboxes to only NAR-affiliated real estate brokers. In addition, buyer brokers cannot represent their services as free to clients to the extent such representations were being made. In entering this agreement with the DOJ, NAR admitted no liability, wrongdoing or truth of any allegations by the DOJ.
Company litigation. As described more fully in Note 9 to the condensed consolidated financial statements of the Third Quarter 2020 Form 10-Q (“Note 9”), incorporated by reference herein, we are a party to putative class actions in the Moehrl, Sitzer and Rubenstein matters, in which the plaintiffs allege that the defendants established mandatory anticompetitive policies for the multiple listing services and its member brokers that require brokers to make an offer of buyer broker compensation when listing a property, in violation of federal antitrust or, in the case of Rubenstein, federal racketeering, laws. The claims alleged in these lawsuits are similar to those alleged in the NAR/DOJ Litigation and settled as described above. On December 17, 2020, we became party to an additional purported class action captioned Bauman, Bauman and Nosalek v. MLS Property Information Network, Inc., Realogy Holdings Corp., Homeservices of America, Inc., BHH Affiliates, LLC, HSF Affiliates, LLC, RE/MAX LLC, and Keller Williams Realty, Inc. (U.S. District Court for the District of Massachusetts), wherein the plaintiffs take issue with policies and rules similar to those at issue in the Moehrl, Sitzer and Rubenstein matters that are disclosed in Note 9, but rather than objecting to the national policies and rules published by NAR, this lawsuit specifically objects to the alleged policies and rules of a multiple listing service that is owned by realtors, including in part by one of Realogy’s company-owned brokerages. The plaintiffs allege that the defendants made agreements and engaged in a conspiracy in restraint of trade in violation of the Sherman Act and seek a permanent injunction, enjoining the defendants from continuing conduct determined to be unlawful, as well as an award of damages and/or restitution, interest, and reasonable attorneys’ fees and expenses.
As described more fully in Note 9, we disclosed a matter captioned Whitlach v. Premier Valley, Inc. d/b/a Century 21 M&M and Century 21 Real Estate LLC. This matter names as defendants Premier Valley Inc., a Century 21 Real Estate independently-owned franchisee doing business as Century 21 M&M (“Century 21 M&M”) and Century 21 Real Estate LLC, a wholly-owned subsidiary of the Company and the franchisor of Century 21 Real Estate (“Century 21”), as an alleged joint employer of the franchisee’s independent sales agents. The demurrer filed by Century 21 M&M (and joined by Century 21) on

August 3, 2020 to the plaintiff’s amended complaint, was granted by the Court on November 10, 2020, dismissing the case without leave to replead.
We also disclosed that in July 2019, we filed an action against Urban Compass, Inc. and Compass, Inc. (together, “Compass”), as described more fully in Note 9. In September 2020, Compass filed a motion to compel arbitration with respect to certain claims in the Company’s amended complaint concerning or purportedly related to Corcoran and Sotheby’s International Realty, Inc., which the Court denied on December 18, 2020. Discovery in the case is continuing.
Cost Savings Initiatives
Beginning in the first quarter of 2020, the Company commenced the implementation of a number of cost savings initiatives. As of September 30, 2020, the Company had realized approximately $60 million of cost savings as a result of these initiatives and expects to realize a total of $80 million of cost savings for full year 2020. However, there is no assurance that the total cost savings for the full year 2020 will be realized in the amounts anticipated. The Company anticipates an ongoing impact from cost savings initiatives in 2021, both from existing and additional initiatives, as it continues to optimize remote work efforts, reduce office footprint and drive efficiencies. Additionally, the Company realized approximately $150 million of aggregate temporary cost savings in the second and third quarter of 2020 as a result of measures taken in response to the COVID-19 pandemic. The Company has incurred, and expects to incur in the future, certain expenses relating to the implementation of such cost savings initiatives. In addition, almost all of the temporary cost saving measures were reversed during the third quarter of 2020 based upon the significant improvement in the volume of homesale transactions and ongoing business needs.
Forward-Looking Statements
Certain statements in this report on Form 8-K constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy Holdings Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "potential" and "plans" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
The following include some, but not all, of the factors that could affect our future results and cause actual results to differ materially from those expressed in the forward-looking statements. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the coronavirus disease (“COVID-19”) pandemic: the extent, duration and severity of the spread of the COVID-19 pandemic and the economic consequences stemming from the COVID-19 crisis (including continued economic contraction and/or the failure of any recovery to be sustained) as well as related risks such as governmental regulation (including those that preclude or strictly limit showings of properties), changes in patterns of commerce or consumer activities and changes in consumer attitudes and the impact of any of the foregoing on our business, results of operations and liquidity; adverse developments or the absence of sustained improvement in general business, economic or political conditions or the U.S. residential real estate markets, either regionally or nationally, including but not limited to: a decline in consumer confidence or spending; weak capital, credit and financial markets and/or the instability of financial institutions; intensifying or continued economic contraction in the U.S. economy, including the impact of recessions, slow economic growth, or a deterioration in other economic factors (including potential consumer, business or governmental defaults or delinquencies due to the COVID-19 crisis or otherwise); continued low or accelerated declines in home inventory levels; continued high levels of unemployment and/or declining wages or stagnant wage growth in the U.S.; the economic impact of the termination and/or substantial curtailment of, or failure to extend, one or more federal and/or state monetary or fiscal programs meant to assist businesses and individuals navigate COVID-19 related financial challenges; an increase in potential homebuyers with low credit ratings, inability to afford down payments, or other mortgage challenges due to disrupted earnings, including constraints on the availability of mortgage financing; an increase in foreclosure activity; a reduction in the affordability of housing, including in connection with rising home prices; a decline or a lack of improvement in the number of homesales; stagnant or declining home prices; increases in mortgage rates; a lack of improvement or deceleration in the building of new housing for homesales and/or irregular timing or volume of new development closings; the potential negative impact of certain provisions of the Tax Cuts and Jobs Act of 2017 on (i) home values over time in states with high property, sales and state and local income taxes and (ii) homeownership rates, in particular in light of our market concentration in high-tax states; and/or geopolitical and economic instability, including uncertainty around the 2020 U.S. election; risks related to our ability to comply with the senior secured leverage ratio covenant under our Senior Secured Credit Facilities as a result of a material decline in our ability to generate EBITDA on a Pro Forma Basis (as defined in the agreements governing those facilities) or otherwise; risks associated with our substantial indebtedness, interest obligations and the restrictions contained in our debt agreements as well as risks relating to our having to dedicate a significant portion of our cash flows from operations to service our debt and our ability to refinance or repay our indebtedness or incur additional indebtedness; the impact of disruption in the residential real estate brokerage industry, and on our results of operations and financial condition, as a result of actions taken by listing aggregators to monetize their concentration and market power, including, among other things, expanding into the brokerage business, diluting the relationship between agents and brokers (and between agents and the consumer), and consolidating and leveraging data; the impact of increased competition in the industry for clients and for the affiliation of independent sales agents and franchisees on our results of operations and market share, including competition from: real estate brokerages, including those seeking to disrupt historical real estate brokerage models as well as virtual brokerages or brokerages that operate in a more virtual fashion; other industry participants seeking to eliminate brokers or agents from, or minimize the role they play in, the homesale transaction; other industry participants otherwise competing for a portion of gross commission income; and other residential real estate franchisors; continuing pressure on the share of gross commission income paid by our company owned brokerages and affiliated franchisees to affiliated independent sales agents and independent sales agent teams; our inability to develop products, technology and programs (including our company-directed affinity programs) that support our strategy to grow the base of independent sales agents at our company owned and franchisee real estate brokerages and the base of our franchisees; our geographic and high-end market concentration, including the heightened competition for independent sales agents in those geographies and price points; our inability to enter into franchise agreements with new franchisees or renew existing franchise agreements, without reducing contractual royalty rates or increasing the amount and prevalence of sales incentives; the lack of revenue growth or declining profitability of our franchisees and company owned brokerage operations or declines in other revenue streams; increases in uncollectible accounts receivable and note reserves as a result of the adverse financial effects of the COVID-19 crisis on our franchisees and relocation clients; the potential impact of negative industry or business trends (including further declines in our market capitalization) on our valuation of goodwill and intangibles; the loss of our largest affinity client or multiple significant relocation clients; changes in corporate relocation practices, including in connection with the COVID-19 crisis, resulting in fewer employee relocations, reduced relocation benefits and/or increasing competition in corporate relocation; an increase in the experienced claims losses of our title underwriter; our failure or alleged failure to comply with laws, regulations and regulatory interpretations and any changes or stricter interpretations of any of the foregoing (whether through private litigation or governmental action), including but not limited to (1) state or federal employment laws or regulations that would require reclassification of independent contractor sales agents to employee status, (2) privacy or data security laws and regulations, (3) the Real Estate Settlement Procedures Act (“RESPA”) or other federal or state consumer protection or similar laws and (4) antitrust laws and regulations; risks related to the impact on our operations and financial results that may be caused by any future meaningful changes in industry operations or structure as a result of governmental pressures (including pressures for lower brokerage commission rates), the actions of certain competitors, the introduction or growth of certain competitive models, changes to the rules of the multiple listing services (“MLS”), or otherwise; and risks and growing costs related to both cybersecurity threats to our data and customer, franchisee, employee and independent sales agent data, as well as those related to our compliance with the growing number of laws, regulations and other requirements related to the protection of personal information.
Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings "Forward-Looking Statements" and "Risk Factors" in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and our Annual Report on Form 10-K for the year ended December 31, 2019, and our other filings made from time to time, in connection with considering any forward-looking statements that may be made by us and our businesses generally. We undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: January 6, 2021